Exhibit 99.2

1st Quarter 2009 Earnings Call

2 Agenda Economic Overview Industry Snapshot Streamlining the Organization 2009 Focus Financial Overview Q&A Bill Lasky Bill Lasky Bill Lasky Bill Lasky Jim Woodward Bill Lasky Jim Woodward

3 Forward Looking Statements Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's expectations, hopes, beliefs and intentions on strategies regarding Accuride’s future results. It is important to note that the Company's actual future results could differ materially from those expressed or implied in such forward-looking statements, and are subject to a number of risks, uncertainties and other factors. These factors could include, among others, whether the amendment provides the financial flexibility ultimately required for the Company to execute its business plan, the possibility that further amendments to the credit agreement may be required in the event of unanticipated adverse impacts to the Company's business, as well as the Company's ability to obtain such amendments, the ability to achieve the anticipated benefits of the transactions with Sun Capital, and the impact on the Company's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. Accuride cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made, and assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date of this press release.

Economic Overview Housing Starts 817,000 510,000 March -38% Housing Sales 464,000 356,000 March -23% Dow Jones Index 11,500 8,000 April -30% Durable Goods (Mil) 207,800 161,200 March -22% Retail Sales (Mil) 315,534 295,245 March - 6% Exports (Mil) 153,774 126,757 February -18% Imports (Mil) 211,908 152,722 February -28% Unemployment 6.1% 8.5% March September 2008 Most Recently Month % Change Reported

Industry Snapshot 5 Build Rate Class 5 – 7 10,893 Class 8 18,120 Trailer 12,312 Tonnage US Class 8 (000s) 1,028,352 Build Rate Class 5 –7 7,382 Class 8 8,685 Trailer 6,300 Tonnage 946,240 % Change -32% -52% -49% % Change -8% September 2008 May 2009

Streamlining the Organization 6 September 2008 May 2009 Headcount Salaried – 900 Hourly – 2,640 Total – 3,540 Facilities/Distribution Centers Manufacturing - 21 Distribution – 3 Total - 24 Headcount Salaried – 691 Hourly – 1,732 Total – 2,423 Facilities/Distribution Centers Manufacturing - 18 Distribution – 1 Total – 19 Square Footage 5.0 million SF Square Footage 4.3 million SF Reduction -23.2% -34.4% -31.5% Reduction -14.2% -66.7% -20.8% Reduction -20.8%

2009 Focus 7 Operational restructuring Aluminum wheel consolidation Components Value-add customer solutions Distribution center Growth of Aftermarket and Military Share Continue to pursue and implement initiatives to improve cost position Increase shareholder value

8 Q1 2009 Results Net Sales $238.2 $143.6 YOY Growth -- (39.7)% Operating Income ($1.4) ($12.2) Percent of Net Sales (0.6)% (8.5)% Incremental Change -- (11.4)% Net Income ($11.7) ($31.1) EPS ($0.33) ($0.86) Adj. EBITDA $18.5 $1.4 Percent of Net Sales 7.8% 1.0% Cash used in Operations ($28.4) ($30.5) Capital Expenditures (10.4) (4.7) Free Cash Flow ($38.8) ($35.2) Q1 2008 Actual Q1 2009 Actual

9 Working Capital & Capital Expenditures Accounts Receivable $111.5 $78.2 $69.3 DSO 42.7 34.2 44.0 Inventory & Supplies $120.0 $97.3 $96.3 Turns 7.2 7.8 5.5 Accounts Payable ($93.7) ($63.9) ($46.1) DPO 39.6 30.9 31.8 Trade Working Capital $137.7 $111.6 $119.5 Percent to Annualized Sales 14.5% 13.4% 20.8% Capital Expenditures $10.4 $4.7 Percent to Sales 4.4% 3.3% Q1 2008 Actual Q1 2009 Actual Q4 2008 Actual

10 Debt & Liquidity Revolver $0.0 $78.4 $25.4 First Out Senior Debt 294.6 294.6 220.2 Last Out Senior Debt (incl. PIK Advance) 0.0 0.0 71.4 Industrial Revenue Bond 3.1 3.1 3.1 Total Senior Debt $297.7 $376.1 $320.1 Subordinated Notes 275.0 275.0 275.0 Total Debt $572.7 $651.2 $595.1 Cash 46.8 123.7 28.5 Net Debt $525.9 $527.5 $566.7 Revolver Availability $107.5 $5.6 $32.0 Liquidity $154.3 $129.3 $60.5 Q1 2008 Actual Q1 2009 Actual Q4 2008 Actual

11 Credit Statistics Total Senior Funded Debt1 $297.7 $323.2 Senior Leverage Ratio 3.56x 5.20x Covenant NA 5.75x Interest Coverage 1.95x 1.40x Covenant 1.25x 1.15x Fixed Charge Coverage 1.02x 0.93x Covenant 0.70x 0.75x Q1 2008 Actual Q1 2009 Actual 1. As defined in the Second Amendment, dated as of January 28, 2009, to the Fourth Amended and Restated Credit Agreement

APPENDIX 12

13 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES.

14 EBITDA Reconciliation Net Loss ($11.7) ($31.1) Net Interest Expense 15.7 18.7 Income Tax Expense (Benefit) (6.4) 1.0 Depreciation and Amortization 11.7 12.4 EBITDA $9.2 $1.0 Restructuring, Severance and Other 8.1 1.2 Items Related to Credit Agreement 1.2 (0.7) Adj. EBITDA $18.5 $1.4 Q1 2008 Actual Q1 2009 Actual